                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-56853

DEAN WITTER
BALANCED GROWTH FUND
PROSPECTUS --MARCH 27, 1997
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DEAN WITTER BALANCED GROWTH FUND (THE "FUND") IS AN OPEN-END, DIVERSIFIED
MANAGEMENT INVESTMENT COMPANY WHOSE INVESTMENT OBJECTIVE IS TO PROVIDE CAPITAL GROWTH WITH REASONABLE CURRENT INCOME. THE FUND SEEKS TO ACHIEVE ITS OBJECTIVE BY INVESTING, UNDER NORMAL MARKET CONDITIONS, AT LEAST 60% OF ITS TOTAL ASSETS IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS OF COMPANIES WHICH HAVE A RECORD OF PAYING DIVIDENDS AND, IN THE OPINION OF THE INVESTMENT MANAGER, HAVE THE POTENTIAL FOR INCREASING DIVIDENDS AND IN SECURITIES CONVERTIBLE INTO COMMON STOCK; AND AT LEAST 25% OF ITS TOTAL ASSETS IN INVESTMENT GRADE FIXED INCOME (FIXED-RATE AND ADJUSTABLE-RATE) SECURITIES SUCH AS CORPORATE NOTES AND BONDS AND OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND ITS INSTRUMENTALITIES. SEE "INVESTMENT OBJECTIVE AND POLICIES."

Shares of the Fund are sold and redeemed at the net asset value without the imposition of a sales charge. The Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of up to 1.0% of the average daily net assets of the Fund. See "Purchase of Fund Shares--Plan of Distribution."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 27, 1997, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed below. The Statement of Additional Information is incorporated herein by reference.

TABLE OF CONTENTS

Prospectus Summary ....................................................      2

Summary of Fund Expenses ..............................................      3

Financial Highlights ..................................................      4

The Fund and its Management ...........................................      5

Investment Objective and Policies .....................................      5

Risk Considerations ...................................................      9

Investment Restrictions ...............................................     11

Purchase of Fund Shares ...............................................     12

Shareholder Services ..................................................     13

Redemptions and Repurchases ...........................................     15

Dividends, Distributions and Taxes ....................................     16

Performance Information ...............................................     17

Additional Information ................................................     17

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DEAN WITTER
BALANCED GROWTH FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048
(212) 392-2550 OR
(800) 869-NEWS (TOLL-FREE)

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY
                            IS A CRIMINAL OFFENSE.

                    Dean Witter Distributors Inc., Distributor

PROSPECTUS SUMMARY
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
 --------------- ---------------------------------------------------------------------------
The Fund         The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end, diversified management investment company. Under normal market conditions the Fund will invest at least 60%
                 of its total assets in common stock of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock; and at least 25% of its total assets in investment grade fixed income securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities.
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Shares Offered   Shares of beneficial interest with $.01 par value (see page 17).
---------------  ---------------------------------------------------------------------------
Offering Price   At net asset value without the imposition of a sales load. The minimum initial investment is $1,000 ($100 if the account is opened through
                 EasyInvest (Service Mark) ); minimum subsequent investment is $100 (see page 12).
---------------  ---------------------------------------------------------------------------
Investment       The investment objective of the Fund is to provide capital growth with
Objective        reasonable current income.
---------------  ---------------------------------------------------------------------------
Investment       Dean Witter InterCapital Inc., the Investment Manager of the Fund, and its
Manager          wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies and other portfolios with net assets under management of approximately $93 billion at February 28, 1997.
---------------  ---------------------------------------------------------------------------
Management Fee   The Investment Manager receives a monthly fee at the annual rate of 0.60%
                 of the Fund's average daily net assets.
---------------  ---------------------------------------------------------------------------
Dividends and    Dividends from net investment income are paid quarterly. Capital gains, if
Distributions    any, are distributed at least annually or retained for reinvestment by the
                 Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 16).
---------------  ---------------------------------------------------------------------------
Distributor and  The Fund is authorized to reimburse Dean Witter Distributors Inc., the
Plan of          Fund's Distributor, for specific expenses incurred in promoting the
Distribution     distribution of the Fund's shares, including personal services to shareholders and maintenance of shareholder accounts, in accordance with a
                 Plan of Distribution pursuant to Rule 12b-1 under the Investment Company
                 Act of 1940. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Fund.
                 A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of the National
                 Association of Securities Dealers, Inc. ("NASD") guidelines and the remaining portion of the 12b-1 fee is characterized as an asset-based sales charge (see page 12).
---------------  ---------------------------------------------------------------------------
Risk             The net asset value of the Fund's shares will fluctuate with changes in
Considerations   market value of portfolio securities. The value of the Fund's fixed-income portfolio securities, and therefore the Fund's net asset value per share, may increase or decrease due to various factors, principally changes in prevailing interest rates. Generally, a rise in interest rates will result in a decrease in the Fund's net asset value per share, while a drop in interest rates will result in an increase in the Fund's net asset value per share. In addition, the average life of certain of the securities held in the Fund's portfolio (e.g., GNMA Certificates) may be shortened by prepayments or refinancings of the mortgage pools underlying such securities or lengthened by slower than expected prepayments (p. 10). Such prepayments may have an impact on dividends paid by the Fund and on the volatility of the Fund's net asset value per share. Dividends payable by the Fund will also vary in relation to the amounts of dividends earned on common stock and interest earned on fixed income securities. The Fund may enter into repurchase agreements, may purchase securities on a when-issued and delayed delivery basis and may utilize certain investment techniques including options and futures for hedging purposes all of which involve certain special risks (see pages 6 through 11).
---------------  ---------------------------------------------------------------------------
Shareholder      Automatic Investment of Dividends and Distributions; Investment of
Services         Distributions Received in Cash; Systematic Withdrawal Plan; Exchange
                 Privilege; EasyInvest (Service Mark), Tax-Sheltered Retirement Plans (see
                 page 13).


The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
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The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal year ended January 31, 1997.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases.................................    None
Maximum Sales Charge Imposed on Reinvested Dividends......................    None
Contingent Deferred Sales Charge..........................................    None
Redemption Fees...........................................................    None
Exchange Fee..............................................................    None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees*..........................................................    0.60%
12b-1 Fees*+..............................................................    1.00%
Other Expenses*...........................................................    0.35%
Total Fund Operating Expenses*............................................    1.95%

-----------
* "Management Fees" and "Other Expenses" have been restated to reflect current fees and expenses. InterCapital assumed all expenses (except brokerage fees) and waived the compensation provided for in its investment management agreement until February 9, 1996.

+ A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and is a payment made for personal service and/or maintenance of shareholder accounts provided by account executives (see "Purchase of Fund Shares").

 EXAMPLE                                                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------  --------  ---------  ---------  ----------
You would pay the following expenses on a $1,000 investment,
assuming  a 5% annual return ........................................    $20        $61       $105        $227

   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management" and "Plan of Distribution."

   Long-term shareholders of the Fund may pay more in distribution fees than the economic equivalent of the maximum front-end sales charge permitted by the NASD.

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FINANCIAL HIGHLIGHTS
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The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                             FOR THE PERIOD
                                            FOR THE YEAR    MARCH 28, 1995*
                                               ENDED            THROUGH
                                          JANUARY 31, 1997  JANUARY 31, 1996
                                         ----------------  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..       $11.92            $10.00
                                         ----------------  ----------------
Net investment income...................         0.25              0.31
Net realized and unrealized gain .......         1.33              1.88
                                         ----------------  ----------------
Total from investment operations  ......         1.58              2.19
                                         ----------------  ----------------
Less dividends and distributions from:
Net investment income...................        (0.27)            (0.27)**
Net realized gain ......................        (0.22)             --
                                         ----------------  ----------------
TOTAL DIVIDENDS AND DISTRIBUTIONS  .....        (0.49)            (0.27)
                                         ----------------  ----------------
Net asset value, end of period..........       $13.01            $11.92
                                         ================  ================
TOTAL INVESTMENT RETURN+ ...............        13.44%            22.13%(1)
RATIOS TO AVERAGE NET ASSETS:

Expenses ...............................         1.92%(3)          --  %(2)(3)
Net investment income...................         2.31%(3)          4.25%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................      $119,416          $47,596
Portfolio turnover rate ................           16%                2%(1)

Average commission rate paid............       $0.0516             --

------------
 *      Commencement of operations.
**      Includes a capital gain distribution of $0.004.
 + Calculated based on the net asset value as of the last business day of the period.
(1)     Not annualized.
(2)     Annualized.
(3) If the Investment Manager had not reimbursed expenses and waived the management fee, the annualized expense and net investment income ratios would have been 2.42% and 1.83%, respectively, for the period ended January 31, 1996, and 1.95% and 2.28%, respectively, for the year ended January 31, 1997.

THE FUND AND ITS MANAGEMENT
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Dean Witter Balanced Growth Fund (the "Fund") is an open-end diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on November 23, 1994.

       Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.

   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 102 investment companies (the "Dean Witter Funds"), thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $89.8 billion at February 28, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $3.2 billion at such date.

   On February 5, 1997, DWDC and Morgan Stanley Group Inc. announced that they had entered into an Agreement and Plan of Merger, with the combined company to be named Morgan Stanley, Dean Witter, Discover & Co. The business of Morgan Stanley Group Inc. and its affiliated companies is providing a wide range of financial services for sovereign governments, corporations, institutions and individuals throughout the world. DWDC is the direct parent of InterCapital and Dean Witter Distributors Inc., the Fund's distributor. It is currently anticipated that the transaction will close in mid-1997. Thereafter, InterCapital and Dean Witter Distributors Inc. will be direct subsidiaries of Morgan Stanley, Dean Witter, Discover & Co.

   The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

   The Fund's Trustees review the various services provided by the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund incurred by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 0.60% to the Fund's net assets. The Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on February 9, 1996 at which time the Fund had $50 million in net assets. If the waivers were not in effect, the Fund would have accrued total compensation to the Investment Manager amounting to 0.60% of the Fund's average daily net assets and the Fund's total expenses would have amounted to 1.95% of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

The investment objective of the Fund is to provide capital growth with a reasonable current income. The objective is a fundamental policy of the Fund and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. There is no assurance that the objective will be achieved.

       The Fund seeks to achieve its objective by investing, under normal market conditions, at least 60% of its total assets in common stock of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stock; and at least 25% of its total assets in investment grade fixed-income (fixed-rate and adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and its instrumentalities ("U.S. Government securities").

   Subject to the above percentage limitations, the Fund may hold equity, fixed-income securities, cash and money market instruments in whatever proportion deemed desirable at any given time depending upon the Investment Manager's assessment of business, economic and investment conditions. Money market instruments in which the Fund may invest include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (Treasury bills, notes and bonds, including zero coupon securities); bank obligations;

Eurodollar certificates of deposit; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the four highest grades by Moody's or Standard & Poor's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by Standard & Poor's or Aa by Moody's. Such securities may be used to invest uncommitted cash balances.

   The Fund may enter into futures contracts provided that not more than 5% of its total assets are required as a futures contract deposit. In addition, the Fund may enter into futures contracts and options transactions only to the extent that obligations under such contracts or transactions represent not more than 30% of the Fund's total assets.

   When market conditions dictate a "defensive" investment strategy, the Fund may invest without limit in money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks or domestic branches of foreign banks, or foreign branches of domestic banks, in each case having total assets of at least $500 million, and obligations issued or guaranteed by the United States Government, or foreign governments or their respective instrumentalities or agencies.

COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. As stated above, the Fund will invest, under normal market conditions, at least 60% of its total assets in common stocks of companies which have a record of paying dividends and, in the opinion of the Investment Manager, have the potential for increasing dividends and in securities convertible into common stocks. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or based on a specified formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   Part of the portion of the Fund invested in equity securities may include securities of foreign issuers in the form of American Depository Receipts
(ADRs). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. Generally, ADRs, in registered form, are designed for use in the United States securities markets.

CORPORATE NOTES AND BONDS AND U.S. GOVERNMENT SECURITIES. As stated above, under normal market conditions, at least 25% of the Fund's assets will be invested in investment grade fixed income (fixed-rate or adjustable-rate) securities such as corporate notes and bonds and obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

   The non-governmental debt securities in which the Fund will invest will include: (a) corporate debt securities, including bonds, notes and commercial paper, rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO") including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch Investors Service, Inc.; (b) bank obligations, including CDs, banker's acceptances and time deposits, issued by banks with a long-term CD rating in one of the four highest categories by a NRSRO; and (c) investment grade fixed-rate and adjustable rate Mortgage-Backed and Asset-Backed securities (see below) of corporate issuers. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. Where a fixed-income security is not rated by a NRSRO, the Investment Manager will make a determination of its creditworthiness and may deem it to be investment grade.

   The U.S. Government Securities in which the Fund may invest include securities which are direct obligations of the United States Government, such as United States treasury bills, notes and bonds, and which are backed by the full faith and credit of the United States; securities which are backed by the full faith and credit of the United States but which are obligations of a United States agency or instrumentality (e.g., obligations of the Government National Mortgage Association); securities issued by a United States agency or instrumentality which has the right to borrow, to meet its obligations, from an existing line of credit with the United States Treasury (e.g., obligations of the Federal National Mortgage Association); securities issued by a United States agency or instrumentality which is backed by the credit of the issuing agency or instrumentality (e.g., obligations of the Federal Farm Credit System); and governmentally issued mortgage-backed securities.

PORTFOLIO CHARACTERISTICS

In addition to the securities noted above, the Fund may also invest in the following:

MORTGAGE-BACKED SECURITIES. As stated above, a portion of the Fund's investments may be in Mortgage-Backed securities. Mortgage-Backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. The term Mortgage-Backed Securities as used herein includes mortgage pass-through securities and adjustable rate mortgage securities.

   The basic type of Mortgage-Backed securities in which the Fund will invest will be those issued or guaranteed by the United States Government or one of its agencies or instrumentalities, such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC") (securities issued by GNMA, but not those issued by FNMA or FHLMC, are backed by the "full faith and credit" of the United States). FNMA and FHLMC certificates are not backed by the full faith and credit of the United States but the issuing agency or instrumentality has the right to borrow, to meet its obligations, from an existing line of credit with the U.S. Treasury. The U.S. Treasury has no legal obligation to provide such line of credit and may choose not to do so.

MORTGAGE PASS-THROUGH SECURITIES. The Fund will invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

   Certificates for Mortgage-Backed securities evidence an interest in a specific pool of mortgages. These certificates are, in most cases, "modified pass-through" instruments, wherein the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages. Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to certificateholders. GNMA and FNMA also guarantee timely distribution of scheduled principal payments. FHLMC generally guarantees only the ultimate collection of principal of the underlying mortgage loans.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities ("ARMs"), are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value. (See the Statement of Additional Information for additional risk disclosure.)

WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. (See the Statement of Additional Information for additional risk disclosure.)

LENDING OF PORTFOLIO SECURITIES. The Fund will not lend its portfolio securities.

RULE 144A SECURITIES. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to buy securities restricted as to resale to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 10% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

OPTIONS. The Fund also may purchase and sell (write) call and put options on debt and equity securities which are listed on Exchanges or are written in over-the-counter transactions ("OTC Options"). Listed options, which are currently listed on several different Exchanges, are issued by the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. The Fund will not write covered options on portfolio securities exceeding in the aggregate 5.0% of the value of its total assets.

OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities in order to aid it in achieving its investment objective. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security underlying the option (certain listed call options written by the Fund will be exercisable by the purchaser only on a specific date).

COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put at the option's exercise price at any time during the option period. The Fund will write put options for two purposes: (1) to receive the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought.

PURCHASING CALL AND PUT OPTIONS. The Fund may invest up to 5% of its total assets in the purchase of put and call options on securities and stock indexes. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions.

FUTURES CONTRACTS. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, and bills and GNMA Certificates ("interest rate" futures) and such indexes as the S&P 500 Index and the New York Stock Exchange Composite Index ("stock index" futures) and the Moody's Investment-Grade Corporate Bond Index ("bond index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices.

   The Fund also may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position.

ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for the Fund to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, the Fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own investment management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

RISK CONSIDERATIONS
-----------------------------------------------------------------------------

COMMON STOCKS AND SECURITIES CONVERTIBLE INTO COMMON STOCKS. The net asset value of the Fund's shares will fluctuate with changes in market values of portfolio securities. To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, may sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

CORPORATE NOTES AND BONDS AND U.S. GOVERNMENT SECURITIES. Payments of interest and principal of U.S. Government securities are guaranteed by the U.S. Government, however, neither the value nor the yield of corporate notes and bonds and U.S. Government securities which may be invested in by the Fund are guaranteed by the U.S. Government. Values and yield of corporate and government bonds will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of corporate notes and bonds and government bonds held by the Fund will fall. Securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation as a result of changes in interest rates than debt securities with shorter maturities. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities have certain different characteristics than traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Alternatively, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments may reduce, yield to maturity.

   Mortgage-Backed Securities, like all fixed-income securities, generally decrease in value as a result of increases in interest rates. In addition, although generally the value of fixed-income securities increases during periods of falling interest rates and, as stated above, decreases during periods of rising interest rates, as a result of prepayments and other factors, this is not always the case with respect to Mortgage-Backed Securities.

   Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities generally decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes."

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down, causing bond prices to rise, the Fund would incur a loss on the sale. Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

REPURCHASE AGREEMENTS. While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

   For additional risk disclosure, please refer to the "Investment Objective and Policies" and "Portfolio Characteristics" sections of the Prospectus and to the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

PORTFOLIO MANAGERS. The assets of the Fund invested in equity securities are managed within InterCapital's Growth and Income Group, which manages twenty-two equity funds and fund portfolios with approximately $24.6 billion in assets as of February 28, 1997. Paul D. Vance, Senior Vice President of InterCapital and a member of InterCapital's Growth and Income Group, has been a portfolio manager at InterCapital for over five years.

   The assets of the Fund invested in fixed-income securities are managed within InterCapital's Taxable Fixed-Income Group, which manages twenty-five funds and fund portfolios, with approximately $13 billion in assets at February 28, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital and a member of InterCapital's Taxable Fixed-Income Group, has been managing portfolios at InterCapital for over five years. Mr. Vance and Mr. Gupta are portfolio managers with primary responsibility for the day-to-day management of the Fund's portfolio and have managed the Fund since its inception.

   Although the Fund does not intend to engage in short-term trading of portfolio securities as a means of achieving its investment objective, it may sell portfolio securities without regard to the length of time they have been held whenever such sale will in the Investment Manager's opinion strengthen the Fund's position and contribute to its investment objective. The equity portfolio trading and the fixed-income portfolio trading engaged in by the Fund may result in portfolio turnover rates exceeding 10% and 60%, respectively. Brokerage commissions are not normally charged on the purchase or sale of U.S. Government obligations, but such transactions may involve costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

       The Fund may not:

   1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

   2. Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

   3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

   4. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

(See the Statement of Additional Information for additional investment restrictions.)

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

       The offering price will be the net asset value per share next determined following receipt of an order by the Transfer Agent (see "Determination of Net Asset Value"). No sales charge is imposed at the time shares are purchased or redeemed. Sales personnel are compensated for selling shares of the Fund by the Distributor and/or Selected Broker-Dealer. (See "Plan of Distribution" below.) In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Balanced Growth Fund directly to Dean Witter Trust Company (the "Transfer Agent") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services") is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, at its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. (See "Plan of Distribution" below.)

PLAN OF DISTRIBUTION

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund reimburses the Distributor for certain expenses incurred in the distribution of the Fund's shares. This fee is treated by the Fund as an expense in the year it is accrued.

   The principal activities and services which may be provided by DWR, its affiliates or any other Selected Broker-Dealer under the Plan include: (1) compensation to, and expenses of, DWR account executives and others including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reim bursements for these services will be made in monthly payments by the Fund, which will in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year in excess of 1.0% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. During a portion of the fiscal year ended January 31, 1997 (February 1, 1996 -February 8, 1996), the Investment Manager had undertaken to assume all operating expenses (except for any brokerage fees) and waive the compensation provided for in its Investment Management Agreement until such time as the Fund had $50 million in net assets or until March 31, 1996, whichever occurred first. The Fund began paying fees on February 9, 1996, at which time the Fund has $50 million in net assets. During the fiscal year ended January 31, 1997, the Fund accrued to the Distributor under the Plan $812,219, of which the fee payable after the waiver was $801,731.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) an option is valued at the mean between the latest bid and asked prices; (3) a futures contract is valued at the latest sales price on the commodities exchange on which it trades unless the Trustees determine that such price does not reflect its market value, in which case it will be valued at its fair value as determined by the Board of Trustees; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (5) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (6) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (7) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees. Dividends receivable are accrued as of the ex-dividend date. Interest income is accrued daily.

   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash.

INVESTMENT OF DIVIDENDS OR DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date.

EASYINVEST. (SERVICE MARK) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. (See "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption.")

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds to the shareholder will be the designated monthly or quarterly amount.

TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE

An "Exchange Privilege", that is, the privilege of exchanging shares of certain Dean Witter Funds for shares of the Fund, exists whereby shares of various Dean Witter Funds which are open-end investment companies sold with either a front-end (at time of purchase) sales charge ("FESC funds") or a contingent deferred sales charge ("CDSC funds") may be redeemed at their next calculated net asset value and the proceeds of the redemption may be used to purchase shares of the Fund, shares of Dean Witter Tax-Free Daily Income Trust, Dean Witter U.S. Government Money Market Trust, Dean Witter Liquid Asset Fund Inc., Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (which five funds are hereinafter called "money market funds") and shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Short-Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter, Intermediate Term U.S. Treasury Trust and Dean Witter Limited Term Municipal Trust (collectively, the Fund, the money market funds, Dean Witter Short-Term Bond Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust and Dean Witter Limited Term Municipal Trust are referred to herein as the "Exchange Funds"). An exchange from an FESC fund or a CDSC fund to the Fund, Dean Witter Short-Term Bond Fund, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Balanced Income Fund, Dean Witter Intermediate Term U.S. Treasury Trust or Dean Witter Limited Term Municipal Trust is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from an FESC fund or a CDSC fund, shares of the FESC fund or the CDSC fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. Subsequently, shares of the Exchange Funds received in an exchange for shares of an FESC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of the other Exchange Funds, FESC funds or CDSC funds (however, shares of CDSC funds, including shares acquired in exchange for (i) shares of FESC funds or (ii) shares of the Exchange Funds which were acquired in exchange for shares of FESC funds, may not be exchanged for shares of FESC funds). Additionally, shares of the Exchange Funds received in an exchange for shares of a CDSC fund (regardless of the type of fund originally purchased) may be redeemed and exchanged for shares of the other Exchange Funds or CDSC funds. Ultimately, any applicable contingent deferred sales charge ("CDSC") will have to be paid upon redemption of shares originally purchased from a CDSC fund. (If shares of the Exchange Fund received in exchange for shares originally purchased from a CDSC fund are exchanged for shares of another CDSC fund having a different CDSC schedule than that of the CDSC fund from which the Exchange Fund's shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from a CDSC fund remain in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of CDSC) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of the CDSC fund are reacquired. Thus, the CDSC is based upon the period of time (calculated as described above) the shareholder was invested in a CDSC fund. Exchanges involving FESC funds or CDSC funds may be made after the shares of the FESC fund or CDSC fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may at their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and read it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those who are clients of DWR or other Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Fund, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at
(800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the other Dean Witter Funds in the past.

   Additional information on the above is available from an account executive of DWR or another Selected Broker-Dealer or from the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

REDEMPTION. Shares of the Fund can be redeemed for cash at any time at the net asset value per share without any redemption of other charge. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

       The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303, which will redeem the shares at their net asset value next determined (see "Purchase of Fund Shares--Determination of Net Asset Value") after it receives the request, and certificates, if any, in good order. Any redemption request received after such determination will be redeemed at the price next determined. The term "good order" means that the share certificates, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agency may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request will be accepted. A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements upon notice to shareholders, which may be by means of a supplement to the Prospectus or a new Prospectus.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signature(s) must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is an eligible guarantor).

REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic or telegraphic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer.

   The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

INVOLUNTARY REDEMPTION. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months, the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount or more before the redemption is processed.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to pay quarterly dividends and to distribute substantially all of the Fund's net investment income and net short-term and net long-term capital gains, if there are any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment.

       All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

TAXES. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

   At the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of the Fund is computed by dividing the net investment income of the Fund over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the net asset value per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the yield of the Fund.

       From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or over the life of the Fund, if less than any of the foregoing. Total return and average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets and all expenses incurred by the Fund, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and the S&P 500 Index).

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.

       The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within 60 days of a sale or a sale within 60 days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within 30 days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory require ments and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

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

DEAN WITTER
BALANCED GROWTH FUND
TWO WORLD TRADE CENTER
NEW YORK, NEW YORK 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and
General Counsel
Paul D. Vance
Vice President
Rajesh K. Gupta
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.